UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

Amendment No. 1 to

FORM 8-K/A

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2014

IPOWorld

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54492

Nevada	27-3088652
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3472 Research Pkwy #104, Colorado Springs CO	80920
(Address of principal executive offices)	(Zip Code)

719-445-1234

(Registrant’s telephone number, including area code)

Balgriststrasse 106a, Zürich, Switzerland 8008

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Amendment No. 1 on Form 8-K/A to amend our Form 8-K originally filed with the U. S. Securities and Exchange Commission on October 22, 2014. We are filing this amended Form 8-K/A to: 1) provide Form 10 Information, as the original Form 8-K, did not include this information, but removed the shell status of IPOWorld as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act; and, 2) to correct typos.

Item 1.01 - Entry Into a Material Definitive Agreement

See Convertible Note, Item 3.02

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Convertible Note, Item 3.02

Item 3.02 - Unregistered Sales of Equity Securities

Issuance of Shares

On October 17, 2014, IPOWorld (“the Company” or the Registrant”) with the approval of the Board of Directors agreed to issue 1,000,000 unregistered restricted Preferred Voting Stock, which carries a voting weight equal to fifty (50) Common Shares and 14,500,000 restricted common shares to Edward Heckerson, the Company's sole officer/director in exchange for past services he rendered to the Company since his appointment on February 15, 2014. These services include but are not limited to: corporate guidance, operations, regulatory compliance and the seeking and successful acquisition of Company financing. The shares were valued $15,500.00, based on $0.001 par value.

Before Mr. Heckerson received the restricted shares, he was known to IPOWorld through a long-term pre-existing business relationship as the Company's sole officer/director. IPOWorld did not engage in any form of general solicitation or general advertising in connection with this transaction. The shareholder was provided access to all material information, which he requested and all information necessary to verify such information. Mr. Heckerson acquired these securities for investment and not with a view toward distribution, acknowledging such intent to us. He understood the ramifications of his actions. The shares of Preferred Voting Stock issued contained a legend restricting transferability absent registration or applicable exemption.

IPOWorld relied upon Section 4(2) of the Securities Act for the offer and sale. IPOWorld believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Upon the issuance of 14,500,000 restricted common shares, the Company will have 39,500,000 common shares issued and outstanding.

Convertible Note

On September 30, 2014, the Company entered into a Convertible Note Agreement ("the Note") with Lakeview Media, ("Lakeview"), a Nevis corporation, pursuant to which the Company received $200,000 as a loan from Lakeview.

The Note is immediately due and payable and interest shall accrue at the rate of seven (7%) percent. The Note is convertible into the Registrant’s common stock, par value $0.001, in whole or in part, with any accrued and unpaid interest at any time or times before December 31, 2015. The conversion price shall be at a price of $0.08 per unregistered restricted common share, for a potential conversion of up to 2,500,000 shares. The conversion includes the amount of any interest or penalties due to Lakeview.

The Note referred to above (and the shares of common stock underlying them) are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. Lakeview represented and warranted that any converted shares of Common Stock are being acquired for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the Lakeview has no present intention of distributing or reselling such shares.

The above described executed Convertible Promissory Note is attached hereto and incorporated by reference as Exhibit 10.1.

Item 5.01 - Changes in Control of Registrant.

See "Issuance of Shares" Item 3.02 above.

In connection with the issuance of the Preferred Voting shares, described in Section 3.01 of this Current Report on Form 8-K, IPOWorld issued 1,000,000 unregistered restricted Preferred Voting Stock, which carries a voting weight equal to fifty (50) Common Shares from its treasury to Edward Heckerson. As a result, Mr. Heckerson will have the voting power of approximately 55.8% of the IPOWorld's stock immediately following the issuance of the Preferred Voting Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of October 17, 2014, the number of shares of Common Stock beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60-days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Shares Beneficially Owned					% of Total Voting Power(1)
	Common		Voting Preferred
Name of Beneficial Owner	Shares	%	Shares	%
Named Executive Officers and Directors:
Edward Heckerson(2)	0	0%	1,000,000	100%	55.8%

All executive officers and directors as a group (1 person)	0	0%	1,000,000	100%	55.8%

Other 5% Stockholders

MOBO Family Trust(3)	14,500,000	36.7%	0	0%	16.2%

ESE Group, LLC (4)	13,000,000	32.9%	0	00%	14.5%	-

(1) Percentage of total voting power represents voting power with respect to all shares of our common stock (39,500,000 issued and outstanding) and Preferred Voting Stock (1,000,000 shares issued and outstanding), as a single class. The holders of our Preferred Voting Stock are entitled to fifty (50) votes per share, and holders of our common stock are entitled to one vote per share. The 1,000,000 Preferred Voting Shares have voting rights equal to 50,000,000 common shares. Percentage of Total Voting Power is calculated based on an aggregate of 89,500,000 (39,500,000 Common + 50,000,000 Preferred Voting Rights) shares issued and outstanding.

2) Edward Heckerson, 3472 Research Pky #104, Colorado Springs CO 80920. This number does not include the 13,000,000 common shares owned by ESE Group, LLC that is owned and controlled by an immediate family member of Mr. Heckerson.

3) MOBO Family Trust, 500 N Rainbow, Suite 300 Las Vegas NV 89107 Lauren Metzger, is the Trustee who exercises the sole voting and dispositive powers with respect to the shares owned and has the ultimate voting control over the shares held this entity.

4) ESE Group, LLC, 120 State Ave. NE, PMB 268, Olympia, WA 98501. Marlena Niemann is the beneficial owner who exercises the sole voting and dispositive powers with respect to the shares owned and has the ultimate voting control over the shares held this entity.

We are not aware of any arrangements that may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2014, upon Board approval, IPOWorld filed Articles of Designation with the Nevada Secretary of State. The Articles of Designation create a class of Preferred Voting Stock, par value $0.001. One Million (1,000,000) Preferred Voting Stock were authorized. The Preferred Voting Stock carry a voting weight equal to fifty (50) Common Shares. The shares of the Preferred Voting Stock are not redeemable and cannot be converted into Common Shares, unless it is approved by the Board of Directors and agreed upon by the Preferred Voting Shareholders.

The Company’s Articles of Designation is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Item 5.06 - Change in Shell Company Status

The Company ceased to be a shell company on September 30, 2014. This status change is a result of the Company obtaining $200,000 in funding through the sale of a convertible note (see Exhibit 10.1). This funding will allow management to move forward in building the infrastructure and operations of the Company.

Therefore, with this recent event, management believes that the Company is not a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

FORM 10 INFORMATION

Business

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. To the extent that any statements made in this report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects”, “plans”, “will”, “may,” “anticipates”, “believes”, “should”, “intends”, “estimates”, and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, our ability to raise additional capital to finance our activities; the effectiveness, profitability and marketability of our products; legal and regulatory risks; the future trading of our common stock; our ability to operate as a public company; our ability to protect our proprietary information; general economic and business conditions; the volatility of our operating results and financial condition; our ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the “SEC”), or otherwise.

Information regarding market and industry information contained in this report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services

DESCRIPTION OF BUSINESS

History and Organization

The Company was organized April 26, 2010 (Date of Inception) under the laws of the State of Nevada, as General Cleaning and Maintenance. On March 15, 2013, the Company filed a Certificate of Amendment with the Nevada Secretary of State to change its corporate name to: IPOWorld. The original business of the Company was to provide a wide range of janitorial and cleaning services for clients. As the Company underwent a change of control and management, it shifted its business to creating a portfolio of real estate properties that service the cannabis industry. The Company business focus includes consulting, construction, property management and land/equipment leasing to licensed cannabis production and processing clients.

Our Business

IPOWorld is focused on creating a portfolio of real estate properties that service the cannabis industry. We are in the business of consulting, construction, property management and land/equipment leasing to licensed cannabis production and processing clients. We do not grow, harvest, distribute, market nor sell cannabis. The company acquires and/or leases properly zoned land and related facilities with the intent to build and/or do leasehold improvements to existing buildings and rent to licensed tenants for their operations. Lessees pay rent and other management fees for the use of our properties, all in compliance with applicable local and state laws and regulations.

As of October 2014, two States, Washington and Colorado, have legalized the recreational use of marijuana. Additionally, twenty four states and the District of Columbia have enacted laws legalizing medical use of marijuana (including Colorado and Washington), while eight more states are considering similar measures. According to the latest Gallop Poll, for the first time in history a majority (58%) of U.S. citizens believe marijuana use for both medical and recreational purposes should be legalized. This overwhelming popular support is indicative of potential demand for the product that will create an underlying national market unprecedented in its vigor, scope and profit potential.

The cannabis industry is still concentrated in a few States and lacks recognized regional or national leaders. Those companies that understand the Washington and Colorado business "landscape" have an opportunity to pursue and develop other markets.

About IPOWorld

IPOWorld is a single-source, integrated engineering and construction management firm that specializes in build-to-succeed cannabis facilities. We utilize the highest quality components and newest technologies to virtually meet any licensees requirements. Our independent contract team consists of design engineers, licensed contractors, steel building manufacturers, specialty licensed subcontractors and outside consultants . IPOWorld can design, manage and build-out a new or existing building and transform it into a state-of-the-art marijuana growing/processing operation.

The IPOWorld lease and consult model also allows clients to avoid having to seek an equity partner for capitalization and funding of their licensed growing operations. IPOW simply provides state applicant grower/processors with its infrastructure asset in exchange for monthly rental and ongoing management fees.

IPOWorld believes that creating infrastructure alone does not necessarily insure a financially successful operation. As such, the Company provides licensees with access to professional consultants that have extensive hands-on experience as actual commercial cannabis growers, processors and dispensary owners. This access to expert knowledge is an important piece to the potential future success of grower/processor clients.

IPOWorld intends to provide the following consulting services to its licensee production/processing clients:

·Business Planning

·Preparation of Applications for Licensing

·Define Start-up Costs

·Operational Analysis

·Preparation of Operating Plans for Licensing

·Cultivation/Processing Management Software

·Real Estate or Facility Sourcing

·Cultivation Facility Design and Build Out

·Selection of Necessary Equipment

·Select Contractors

·Supervise Build Out

·Point of Sale Systems

·Regulatory and Licensing

·Compliance and Applications

·Develop Business Growth Strategies

·Business Coaching

·Project Management for Outdoor, Greenhouse or Indoor Facilities

·Yield Analysis

·Staffing Requirements

·Financial Projections

·Potential Yield Analysis

·Soil or Growing Medium Management

·Environmental Controls

·Define Integrated Pest Management Systems

·Develop Processing Protocols and Train Employees

·Define Sales and Marketing Strategies

·Develop Branding Program

·Create Public Relations and Social Media Programs

·Training and Education of Staff

·Set up Tracking Systems

·Define Security System

·Set up Accounting System

·Create Employees Handbook

Overview of the Market

Currently two States, Colorado and Washington, have completely legalized marijuana for medical and recreational use. Eighteen other states plus the District of Columbia have laws legalizing marijuana for use by medical patients. In 2013 the Colorado medical marijuana industry had over 100,000 licensed patients producing revenues exceeding $200 million.

At present, there are over one million registered holders of medical marijuana cards in the United States. The average medical marijuana user spends approximately $2,000 a year.

Recent Event

With the $200,000 funding we received on September 30, 2014, we are now in the process of building a cannabis cultivation facility in Olympia, Washington. Construction of the facility is underway. The cannabis grower/processor has permission from the local and state authorities in the State of Washington to build up to a 10,000 square foot cannabis cultivation facility. They have applied for a Tier II cannabis license that requires that their facility be built and then inspected before a final cultivation/processing license is issued. This 10,000 sq. ft. facility is located on a 65 acre parcel of land. Once the facility is completed and final inspection is approved by the State of Washington, we expect our fees to complete the facility will range between $350,000 to $400,000. If this materializes, this will generate for the Company between $150,000 to $200,000 in profit. After the final license has been issued and we receive our construction fees, we plan to expand this facility. We have also identified a larger construction site in Elma, Washington to build a state of the art Colocation Facility for grower/processors.

Competition

Our competitors have substantially greater financial, technical, and marketing resources than we do and may succeed in developing products that would render our services obsolete or noncompetitive. In addition, many of these competitors have significantly greater experience than we do in their respective fields. Our ability to compete successfully will depend on our ability to develop proprietary products that reach the market in a timely manner and are technologically superior to, and/or are less expensive than, other products/services on the market. Current competitors or other companies may develop technologies and services that are more effective than ours. Our technologies and services may be rendered obsolete or uneconomical by technological advances or entirely different approaches developed by one or more of our competitors. The existing approaches of our competitors or new approaches or technology developed by our competitors may be more effective than those developed by us.

IPOWorld's Funding Requirements

Future funding could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

Patent, Trademark, License and Franchise Restrictions and Contractual Obligations and Concessions

We do not have any trademarks, patents, or other intellectual property. We plan to rely on trade secrets, technical know-how, and continuing invention to develop and maintain our competitive position. We will take security measures to protect our trade secrets, proprietary know-how and technologies, and confidential data and continue to explore further methods of protection. Our policy is to execute confidentiality agreements with our employees and consultants upon the commencement of an employment or consulting arrangement with us. These agreements generally require that all confidential information developed or made known to the individual by us during the course of the individual’s relationship with us be kept confidential and not disclosed to third parties. These agreements also generally provide that inventions conceived by the individual in the course of rendering services to us shall be our exclusive property.

 Effect of Government Regulation on Business

Marijuana is a Schedule-I controlled substance and is illegal under federal law. Even in those States in which the use of cannabis has been legalized, its use remains a violation of federal laws.

A Schedule I controlled substance is defined as a substance that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. If the federal government decides to enforce the Controlled Substances Act in Colorado with respect to marijuana, persons that are charged with distributing, possessing with intent to distribute, or growing marijuana could be subject to fines and terms of imprisonment, the maximum being life imprisonment and a $50 million fine.

As of October 17, 2014, 22 states and the District of Columbia allowed its citizens to use Medical Marijuana. Additionally, voters in the states of Colorado and Washington approved ballot measures last November to legalize cannabis for adult use. The state laws are in conflict with the federal Controlled Substances Act, which makes marijuana use and possession illegal on a national level. The Obama administration has effectively stated that it is not an efficient use of resources to direct law federal law enforcement agencies to prosecute those lawfully abiding by state-designated laws allowing the use and distribution of medical marijuana. However, there is no guarantee that the administration will not change its stated policy regarding the low-priority enforcement of federal laws. Additionally, any new administration that follows could change this policy and decide to enforce the federal laws strongly. Any such change in the federal government’s enforcement of current federal laws could cause significant financial damage to us. While we do not intend to harvest, distribute or sell cannabis, we may be irreparably harmed by a change in enforcement by the Federal or state governments.

Despite the current administration’s statements, the Department of Justice has stated that it will continue to enforce the Controlled Substance Act with respect to marijuana in Colorado to prevent:

·         the distribution of marijuana to minors;

·         criminal enterprises, gangs and cartels receiving revenue from the sale of marijuana;

·         the diversion of marijuana from states where it is legal under state law to other states;

·         state-authorized marijuana activity from being used as a cover or pretext for the trafficking of other illegal drugs or other illegal activity;

·         violence and the use of firearms in the cultivation and distribution of marijuana;

·         driving while impaired and the exacerbation of other adverse public health consequences associated with marijuana use;

·         the growing of marijuana on public lands; and

·         marijuana possession or use on federal property.

In the future we may be subject to additional laws, regulations, policies, approvals and the like of federal, state, local, municipal, foreign and other bodies.

Compliance With Environmental Laws

We seek to comply with all applicable statutory and administrative requirements concerning environmental quality. We are required to comply with environmental compliance and protection. Expenditures for compliance with environmental laws have not had, and are not expected to have, a material effect on our capital expenditures, results of operation or competitive position.

RISK FACTORS

All parties and individuals considering us as an investment should be aware of the financial risk involved. When deciding whether to invest or not, careful review of the risk factors set forth herein and consideration of forward-looking statements contained in this registration statement should be adhered to. Prospective investors should be aware of the difficulties encountered as we face all the risks including competition, and the need for additional working capital. If any of the following risks actually occur, our business, financial condition, results of operations and prospects for growth would likely suffer. As a result, you could lose all or part of your investment.

You should read the following risk factors carefully before purchasing our common stock.

RISK FACTORS RELATING TO OUR COMPANY

RISK FACTORS RELATING TO OUR FINANCIAL CONDITION

1. We have a limited historical financial information upon which you may evaluate our performance.

We have a limited history and we are subject to all risks inherent in a developing business enterprise. Our likelihood of success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with developmental stage companies and the competitive and regulatory environment in which we operate. You should consider, among other factors, our prospects for success in light of the risks and uncertainties encountered by companies that, like us, are in their early stages of research. We may not successfully address these risks and uncertainties or successfully implement our operating and acquisition strategies. If we fail to do so, it could materially harm our business to the point of having to cease operations and could impair the value of our common stock to the point investors may lose their entire investment. Even if we accomplish these objectives, we may not generate positive cash flows or profits we anticipate in the future.

2. As we have never generated any revenues since our inception, there is no assurance that we will be able to continue as a going concern.

Our financial statements included with this Annual Report for the year ended September 30, 2013, have been prepared assuming that we will continue as a going concern. Our auditors have made reference to the substantial doubt as to our ability to continue as a going concern in their audit report on our audited financial statements for the year ended September 30, 2013. Because the Company has been issued an opinion by its auditors that substantial doubt exists as to whether the company can continue as a going concern, it may be more difficult for the company to attract investors. Since our auditor’s have raised a substantial doubt about our ability to continue as a going concern, this typically results greater difficulty to obtain loans than businesses that do not have a qualified auditors opinion. Additionally, any loans we might obtain may be on less advantageous terms. We plan to seek additional funds through private placements of our common stock. You may be investing in a company that will not have the funds necessary to continue to deploy its business strategies. If we are not able to achieve revenues or find financing, then we likely will be forced to cease operations and investors will likely lose their entire investment, investors may lose their entire investment.

 3. WE MAY NOT BE ABLE TO ATTAIN PROFITABILITY WITHOUT ADDITIONAL FUNDING, WHICH MAY BE UNAVAILABLE.

We have prepared audited financial statements for the year end for September 30, 2013, which show we no cash and cash equivalents. Our ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to our ability to generate revenues or raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that we will ever be able to operate profitably or derive any significant revenues from its operation.

4. IF WE ARE NOT ABLE TO COMPETE EFFECTIVELY AGAINST LARGER COMPETITORS WITH GREATER RESOURCES, OUR PROSPECTS FOR FUTURE SUCCESS WILL BE JEOPARDIZED.

We will face intense competition from larger and better-established companies that may prevent us from ever becoming a significant company. Management expects the competition to intensify in the future. Pressures created by our future competitors could negatively impact our business, results of operations and financial condition.

Many of our potential competitors have longer operating histories, larger customer bases, and significantly greater financial, marketing, technical and other resources. In addition, our competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors. Therefore, some of our competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to product development. There can be no assurance that we will be able to compete successfully against current and future competitors.

COMPANY RISK FACTORS

5. THERE MAY BE A POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

In order to implement our business plan, management recognizes that additional staff will be required. No assurances can be given that we will be able to find suitable employees that can support our needs or that these employees can be hired on favorable terms. We do not plan to hire any additional employees until our cash flows can justify the expense. When we are ready to hire new employees, we will most likely look for people who have some type of industry experience or a working knowledge of industry, which may be difficult to find.

6. Our proposed business is dependent on laws pertaining to the cannabis industry.

Continued development of the cannabis industry is dependent upon continued legislative authorization of cannabis at the state level. Any number of factors could slow or halt progress in this area. Further, progress, while encouraging, is not assured. While there may be ample public support for legislative action, numerous factors impact the legislative process. Any one of these factors could slow or halt use of cannabis, which would negatively impact our proposed business. As of October 17, 2014, 24 states and the District of Columbia allow its citizens to use medical cannabis. Additionally, voters in the states of Colorado and Washington approved ballot measures last November to legalize cannabis for adult use. The state laws are in conflict with the federal Controlled Substances Act, which makes cannabis use and possession illegal on a national level. The Obama administration has effectively stated that it is not an efficient use of resources to direct law federal law enforcement agencies to prosecute those lawfully abiding by state-designated laws allowing the use and distribution of medical cannabis. However, there is no guarantee that the administration will not change its stated policy regarding the low-priority enforcement of federal laws. Additionally, any new administration that follows could change this policy and decide to enforce the federal laws strongly. Any such change in the federal government’s enforcement of current federal laws could cause significant financial damage to us and its shareholders.

7. Cannabis remains illegal under Federal law.

Cannabis is a Schedule-I controlled substance and is illegal under federal law. Even in those States in which the use of cannabis has been legalized, its use remains a violation of federal law. Since federal law criminalizing the use of cannabis preempts state laws that legalize its use, strict enforcement of federal law regarding cannabis would likely result in our inability to proceed with our business plan.

8. The cannabis industry faces strong opposition.

It is believed by many that large well-funded businesses may have a strong economic opposition to the cannabis industry. We believe that the pharmaceutical industry clearly does not want to cede control of any product that could generate significant revenue. For example, medical cannabis will likely adversely impact the existing market for the current “cannabis pill” sold by mainstream pharmaceutical companies. Further, the medical cannabis industry could face a material threat from the pharmaceutical industry, should cannabis displace other drugs or encroach upon the pharmaceutical industry’s products. The pharmaceutical industry is well funded with a strong and experienced lobby that eclipses the funding of the medical cannabis movement. Any inroads the pharmaceutical industry could make in halting or impeding the cannabis industry could have a detrimental impact on our proposed business.

9. Potential users of our proposed facility may have difficulty accessing the service of banks, which may make it difficult for them to operate.

Since the use of cannabis is illegal under federal law, there is a compelling argument that banks cannot accept for deposit funds from businesses involved with cannabis. Consequently, businesses involved in the cannabis industry often have trouble finding a bank willing to accept their business. The inability to open bank accounts may make it difficult for our proposed facility to operate.

10. Laws and regulations affecting the cannabis industry are constantly changing, which could detrimentally affect our proposed operations.

Local, state and federal medical cannabis laws and regulations are broad in scope and subject to evolving interpretations, which could require us to incur substantial costs associated with compliance or alter its business plan. In addition, violations of these laws, or allegations of such violations, could disrupt our business and result in a material adverse effect on its operations. In addition, it is possible that regulations may be enacted in the future that will be directly applicable to our proposed business. We cannot predict the nature of any future laws, regulations, interpretations or applications, nor can we determine what effect additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on its business.

11. Our SOLE officers HAS no experience in operating a RELATED CANNABIS BUSINESS, and HE HAS no experience in evaluating the success of SUCH A BUSINESS.

Our sole executive officer, has no experience in operating a cannabis related business. He has no experience in independently developing, manufacturing, marketing, selling cannabis related services. Due to his lack of experience, our executive officer may make wrong decisions and choices on behalf of the Company. Consequently, our Company may suffer irreparable harm due to management's lack of experience in this industry. As a result, we may have to suspend or cease operations, which will result in the loss of your investment.

12. We are subject to all governmental rules, laws and regulations relating to the Cannabis industry in the U.S.

Marijuana is a Schedule-I controlled substance and is illegal under federal law. Even in those States in which the use of cannabis has been legalized, its use remains a violation of federal laws.

A Schedule I controlled substance is defined as a substance that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. If the federal government decides to enforce the Controlled Substances Act in Colorado with respect to marijuana, persons that are charged with distributing, possessing with intent to distribute, or growing marijuana could be subject to fines and terms of imprisonment, the maximum being life imprisonment and a $50 million fine.

As of October 17, 2014, 24 States and the District of Columbia allowed its citizens to use Medical Marijuana. Additionally, voters in the States of Colorado and Washington approved ballot measures in November, 2013 to legalize cannabis for adult use. The state laws are in conflict with the federal Controlled Substances Act, which makes marijuana use and possession illegal on a national level. Any change in the federal government’s enforcement of current federal laws could cause significant financial damage to us. While we do not intend to harvest, distribute or sell cannabis, we may be irreparably harmed by a change in enforcement by the Federal or state governments.

13. Our results of operations may be adversely affected by environmental, health and safety laws, regulations and liabilities.

Our properties subject to various federal, state and local environmental laws and regulations, including those relating to the discharge of materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of hazardous materials, and the health and safety of our employees. We will need to meet a significant number of environmental and other regulations and standards established by various federal, state and local regulatory agencies.

In addition, some of these laws and regulations require our contemplated facilities to operate under permits that are subject to renewal or modification. These laws, regulations and permits can often require expensive pollution control equipment or operational changes to limit actual or potential impacts to the environment. As these regulations and standards evolve, and if new regulations or standards are implemented, we may be required to modify our proposed facilities and processes or develop and support new facilities or processes and this will increase our costs. Any failure to comply, or delays in compliance, with the various existing and evolving industry regulations and standards could prevent or delay our production of our services. Any inability to address these requirements and any regulatory changes could have a material adverse effect on our financial condition and operating results.

A violation of these laws and regulations or permit conditions can result in substantial fines, natural resource damages, criminal sanctions, permit revocations and/or facility shutdowns.

14. Our management controls a large block of our preferred voting stock that will allow him to control the Company.

As of October 17, 2014, our sole officer/directors owned 1,000,000 Voting Preferred Shares, which represents approximately 56% of our total voting shares. As a result, our sole officer/director will have the ability to control substantially all matters submitted to our stockholders for approval including:

a)      election of our board of directors;

b)      removal of any of our directors;

c)      amendment of our Articles of Incorporation or bylaws; and

d)      adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us.

As a result of his ownership, he has the ability to influence all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. In addition, the future prospect of sales of significant amounts of shares held by our sole director and executive officer could affect the market price of our common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of your investment in the company may decrease. Management's stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

Investors will own a minority percentage of the Company’s common stock and will have minority voting rights. Investors will not have the ability to control either a vote of the Company’s Shareholders or Board of Directors.

RISK FACTORS RELATING TO OUR COMMON STOCK AND THIS OFFERING

15. Future sales of shares by existing Controlling stockholders could cause our stock price to decline, FURTHER, Certain shares of our common stock are restricted from immediate resale.

If our existing controlling stockholders sell, or indicate an intention to sell, substantial amounts of our common stock in the public market, the trading price of our common stock could decline. As of October 17, 2014, we have 39,500,000 common shares issued and outstanding. There are 5,000,000 registered shares freely tradable, without restriction. If in the future, these shareholders decide to sell their shares or if it is perceived that they will be sold, to the extent permitted by the Rules 144 and 701 under the Securities Act, the trading price of our common stock could decline.

We have 39,500,000 restricted shares issued and outstanding. The restricted shares are restricted in accordance with Rule 144, which states that if unregistered, restricted securities are to be sold, a minimum of one year must elapse between the later of the date of acquisition of the securities from the issuer or from an affiliate of the issuer, and any resale of those securities in reliance on Rule 144. The Rule 144 restrictive legend remains on the stock until the holder of the stock holds the stock for longer than six months (unless an affiliate) and meets the other requirements of Rule 144 to have the restriction removed. The sale or resale of those shares in the public market, or the market’s expectation of such sales, may result in an immediate and substantial decline in the market price of our shares. Such a decline will adversely affect our investors, and make it more difficult for us to raise additional funds through equity offerings in the future.

16. We have never declared dividends on our common stock and do not plan to do so in the foreseeable future.

We intend to retain any future earnings to finance the operation and expansion of its business and do not anticipate paying any cash dividends in the foreseeable future. As a result, stockholders will need to sell shares of common stock in order to realize a return on their investment, if any. You should not rely on an investment in our company if you require dividend income. The only possibility of any income to investors would come from any rise in the market price of your stock, which is uncertain and unpredictable.

A holder of common stock will be entitled to receive dividends only when, as, and if declared by the Board of Directors out of funds legally available therefore. We have never issued dividends on our common stock. Our Board of Directors will determine future dividend policy based upon our results of operations, financial condition, capital requirements, and other circumstances.

17. Holders of our common stock have a risk of potential dilution if we issue additional shares of common stock in the future.

Although our Board of Directors intends to utilize its reasonable business judgment to fulfill its fiduciary obligations to our then existing stockholders in connection with any future issuance of our common stock, the future issuance of additional shares of our common stock would cause immediate, and potentially substantial, dilution to the net tangible book value of those shares of common stock that are issued and outstanding immediately prior to such transaction. Any future decrease in the net tangible book value of our issued and outstanding shares could have a material effect on the market value of the shares.

18. We do not have insurance and, therefore, liability we incur could have substantial impact on our ability to continue as a going concern.

We have limited capital and, therefore, we do not currently have a policy of insurance against liabilities arising out of the negligence of our officers and directors and/or arising from deficiencies in any of our business operations. Even assuming we obtained insurance, there is no assurance that such insurance coverage would be adequate to satisfy any potential claims made against us, our officers and directors, or our business operations or assets. Any such liability which might arise could be substantial and would likely exceed our total assets. However, our Articles of Incorporation and Bylaws provide for indemnification of officers and directors to the fullest extent permitted under Nevada law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officer and controlling persons, it is the opinion of the U. S. Securities and Exchange Commission that such indemnification is against public policy, as expressed in the Act, and is therefore, unenforceable.

19. If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or prevent fraud and as a result, investors may be misled and lose confidence in our financial reporting and disclosures, and the price of our common stock may be negatively affected.

The Sarbanes-Oxley Act of 2002 requires that we report annually on the effectiveness of our internal control over financial reporting. A "significant deficiency" means a deficiency or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness yet important enough to merit attention by those responsible for oversight of the Company’s financial reporting. A "material weakness" is a deficiency or a combination of deficiencies in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.

As of September 30, 2013 management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting. The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were: (1) lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; and (2) inadequate segregation of duties consistent with control objectives.

In addition, in connection with our on-going assessment of the effectiveness of our internal control over financial reporting, we may discover "material weaknesses" in our internal controls as defined in standards established by the Public Company Accounting Oversight Board, or the PCAOB. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Failure to provide effective internal controls may cause investors to lose confidence in our financial reporting and may negatively affect the price of our common stock. Moreover, effective internal controls are necessary to produce accurate, reliable financial reports and to prevent fraud. If we have deficiencies in our internal controls over financial reporting, these deficiencies may negatively impact our business and operations.

20. LOW-PRICED STOCKS MAY AFFECT THE RESELL OF OUR SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.

21. IN THE FUTURE, WE WILL INCUR INCREMENTAL COSTS AS A RESULT OF OPERATING AS A PUBLIC COMPANY, AND OUR MANAGEMENT WILL BE REQUIRED TO DEVOTE SUBSTANTIAL TIME TO COMPLIANCE INITIATIVES.

Because we are a fully reporting company with the SEC, we will incur additional legal, accounting and other expenses. Moreover, the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as well as new rules subsequently implemented by the SEC, have imposed various new requirements on public companies, including requiring changes in corporate governance practices. Our management will need to devote a substantial amount of time to these new compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly. We expect to incur approximately $20,000 of incremental operating expenses in 2014.

DESCRIPTION OF PROPERTY

Our offices are currently located at 3472 Research Pkwy #104, Colorado Springs CO 80920. Our telephone number is (719) 445-1234. Management believes that its current facilities are adequate for its needs through the next twelve months, and that, should it be needed, suitable additional space will be available to accommodate expansion of the Company's operations on commercially reasonable terms, although there can be no assurance in this regard.

LEGAL PROCEEDINGS

We are not aware of any pending or threatened legal proceedings which involve us.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

IPOWorld Common Stock, $0.001 par value, can be found on the OTC-Bulletin Board under the symbol: IPOW.

There have been limited trades of the Company's stock since its listing on July 5, 2012. There are no assurances that a market will ever develop for the Company's stock.

Year ended September 30, 2014	High	Low
First Quarter	$0.76	$0.41
Second Quarter	$0.65	$0.78
Third Quarter	$1.00	$0.40
Fourth Quarter	$3.58	$0.30

Year ended September 30, 2013	High	Low
First Quarter	$0.25	$0.20
Second Quarter	$0.75	$0.51
Third Quarter	$0.50	$0.40
Fourth Quarter	$0.80	$0.53

TRANSFER AGENT

We have retained Quicksilver Stock Transfer, Inc., 6623 Las Vegas Blvd. South, #255, Las Vegas, NV 89119, as our authorized stock transfer agent. The Quicksilver telephone number is (702) 629-1883.

HOLDERS

As of October 17, 2014, we had 39,500,000 shares of our Common Stock issued and outstanding held by approximately 40 holders of record.

21

SECURITIES AUTHORIZED UNDER EQUITY COMPENSATION PLANS

We have no equity compensation or stock option plans. We may in the future adopt a stock option plan.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form S-1 under the Securities Act with respect to the Common Stock offered herein. This Prospectus, which constitutes part of the registration statement, does not contain all of the information set forth in the registration statement and the exhibits thereto, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information regarding our Common Stock and our Company, please review the registration statement, including exhibits, filed as a part thereof. Statements in this Prospectus as to the contents of any document filed as an exhibit to the registration statement, set forth the material terms of such document but are not necessarily complete, and in each instance reference is made to the copy of such document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

We are currently subject to the informational requirements of the Exchange Act. In accordance therewith, we are required to file quarterly and annual reports and other information with the SEC. The registration statement, reports and other information, including the exhibits and schedules thereto, may be inspected at the Public Reference Room of the SEC at 100 F Street N.E, Washington D.C. 20549. Copies of such material can be obtained from the Public Reference Room of the SEC at prescribed rates. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. Such materials may also be accessed electronically by means of the SEC's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This section of the Registration Statement includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our predictions. The following discussion should be read in conjunction with our financial statements, including the notes thereto, appearing elsewhere in this Prospectus. The discussion of results, causes and trends should not be construed to imply any conclusion that these results or trends will necessarily continue into the future.

RESULTS OF OPERATIONS

Results of Operations for the year ended September 30, 2013 and nine months ending June 30, 2014

We generated no revenues since our inception on April 26, 2010 through June 30, 2014. We do not anticipate earning any significant revenues until such time as we market our services. We are presently in the development stage of our business and we can provide no assurance that we will be successful in finding a market for our services.

Since our inception on April 26, 2010 through September 30, 2013, we experienced an audited net loss of $(44,575). For the year ending September 30, 2013 we lost $(11,600) as compared to a loss of $(14,275) for the same period last year. Our loss for the year ending September 30, 2014 was contributed to general and administrative expenses of $0 and auditing fees of $11,600 as compared to general and administrative expenses of $1,325 and auditing fees of $12,950 for the same period last year. We anticipate our operating expenses will increase as we build our operations.

For the nine months ending June 30, 2014, we experienced an unaudited net loss of $(8,000) as compared to a net loss of ($9,100) for the same period last year. The net loss for the nine months ending June 30, 2014 was attributed to $8,000 in auditing fees. This compares to auditing fees of $9,100 for the same period last year.

The Company used net cash in operations of $8,000 and $52,575 during the nine month period ended June 30, 2014 and the period from inception to June 30, 2014, respectively, net cash in financing activities classified as contributed capital was $6,500 and $52,575 during the nine month period ended June 30, 2014 and the period from inception to June 30, 2014, respectively.

Revenues

The Company has generated no revenues since its inception. As of June 30, 2014, the Company had an unaudited accumulated deficit of ($52,575) dollars. There can be no assurances that the Company can achieve or sustain profitability or that the Company's operating losses will not increase in the future.

Going Concern

Our independent auditors included an explanatory paragraph in their report on the September 30, 2013 audited financial statements regarding concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors. Our ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and our ability to achieve and maintain profitable operations.

Therefore, management plans to raise equity capital to finance the operating and capital requirements of the Company. While the Company is devoting its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

LIQUIDITY AND CAPITAL RESOURCES

The Company is authorized to issue 185,000,000 shares of its $0.001 par value common stock and 15,000,000 shares of its $0.001 par value preferred stock. As of October 17, 2014, the Company has 39,500,000 shares of common stock issued and outstanding and 1,000,000 of its Series A Preferred Voting Shares issued and outstanding. As of June 30, 2014, the Company had no current assets and no current liabilities.

The Company has limited financial resources available, which has had an adverse impact on the Company's liquidity, activities and operations. In order for the Company to remain a Going Concern it will need to find additional capital or generate revenues. Additional working capital may be sought through additional debt or equity private placements, additional notes payable to banks or related parties (officers, directors or stockholders), or from other available funding sources at market rates of interest, or a combination of these. The ability to raise necessary financing will depend on many factors, including the nature and prospects of any business to be acquired and the economic and market conditions prevailing at the time financing is sought. No assurances can be given that any necessary financing can be obtained on terms favorable to the Company, or at all.

OFF BALANCE SHEET ARRANGEMENTS

We have no off-balance sheet arrangements including arrangements that would affect our liquidity, capital resources, market risk support and credit risk support or other benefits.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS

and Corporate Governance

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships among any of the directors and officers.

Name	Age	Position & Offices Held

Edward Heckerson	47	Chief Executive Officer/Director Chief Accounting Officer

Our director holds office until the next annual meeting of stockholders of the Company and until his successors have been elected and qualified. Directors currently receive no fees for services provided in that capacity.

Set forth below is a brief description of the background and business experience of our officers and directors.

Edward Heckerson, Chief Executive Officer, Chief Accounting Officer, Director

Mr. Heckerson brings to IPOWorld his experience in running a fully reporting company that was cleared for quotation on the OTC-BB. From December 28, 2006 through April 15, 2009, he was the Principal Executive Officer of AirtimeDSL. On or about April 15, 2009, the company was acquired by Clear-Lite, Inc., and Mr. Heckerson stepped-down as Principal Executive Officer.

2009 to Present, Independent Business Consultant, helping companies to market their services.

December 2006 to 2009 - AirtimeDSL - Director

December 2002 to November 2006 – Airtime Wireless, Inc. – President

September 1999 to August 1999 - Independent Communications Consultant

Education:

Bonita High School, San Dimas, CA - Graduated, 1986

Attended Colorado State University, Fort Collins, CO

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past ten years and which is material to an evaluation of the ability or the integrity of our director or executive officer:

1.                  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.                  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.                  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

4.                  being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

5.                  was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.                  was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.                  was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.              Any Federal or State securities or commodities law or regulation; or

b.                  Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

c.                   Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.                  was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors

Our board of directors consists of only one member, Edward Heckerson, who serves a one-year term without any compensation.

Term of Office

Our directors were appointed for a one-year term to hold office until the next annual meeting of our stockholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until the next annual meeting of the board of directors and until such officer's successor shall have been elected and qualified subject to earlier resignation or removal by the board.

Audit Committee

The company does not presently have an Audit Committee. The two members of the Board sits as the Audit Committee. No qualified financial expert has been hired because the company is too small to afford such expense.

Committees and Procedures

(1) The registrant has no standing audit, nominating and compensation committees of the

Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

(2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because its director participate in the consideration of director nominees and the board and the company are so small.

(3) The members of the Board who acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

(4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

(5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

(6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations.

(7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with a clean background.

(8) The nominating committee's process for identifying and evaluation of nominees for director,

including nominees recommended by security holders, is to find qualified persons willing to serve with a clean backgrounds. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

Code of Ethics

We have not adopted a Code of Ethics for the Board and any salaried employees.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer paid by us for the Company's last completed fiscal year in all capacities for the accounts of our executives.

Compensation

Summary Compensation Table

		Year				Compen-
	Principal	Ending	Salary	Bonus	Awards	sation	Total
Name	Position	Sept 30,	($)	($)	($)	($)	($)

Theo Baldi	Former CEO	2014	0	0	0	0	0
Appointed 2/11/13		2013	0	0	0	0	0
Resigned 2/15/14

Edward Heckerson	CEO	2014	0	0	0	0	0
Appointed 2/15/14

We do not maintain key-man life insurance for our executive officer/director. We do not have any long-term compensation plans, stock option plans or employment agreements with our executive officers/directors.

We do not maintain key-man life insurance for our executive officer/director. We do not have any long-term compensation plans or stock option plans.

As of the date hereof, there have been no grants of stock options to purchase our Common Stock made to the executive officer named in the Summary Compensation Table.

There have been no awards made to the named executive officer under any long term incentive plan.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as directors. The Board of Directors has the authority to fix the compensation of directors. No amounts have been paid to, or accrued to our two directors in such capacity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on October 17, 2014 relating to those persons known to beneficially own more than 5% of our capital stock and by our named Executive Officer and Directors.

Beneficial ownership is determined in accordance with the rules of the U. S. Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after October 17, 2014 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of IPOWorld common stock. The Company does not have any outstanding options, warrants, preferred shares or other securities exercisable for or convertible into shares of its common stock.

Shares Beneficially Owned					% of Total Voting Power(1)
	Common		Voting Preferred
Name of Beneficial Owner	Shares	%	Shares	%
Named Executive Officers and Directors:
Edward Heckerson(2)	0	0%	1,000,000	100%	55.8%

All executive officers and directors as a group (1 person)	0	0%	1,000,000	100%	55.8%

Other 5% Stockholders

MOBO Family Trust(3)	14,500,000	36.7%	0	0%	16.2%

ESE Group, LLC (4)	13,000,000	32.9%	0	00%	14.5%	-

(1) Percentage of total voting power represents voting power with respect to all shares of our common stock (39,500,000 issued and outstanding) and Preferred Voting Stock (1,000,000 shares issued and outstanding), as a single class. The holders of our Preferred Voting Stock are entitled to fifty (50) votes per share, and holders of our common stock are entitled to one vote per share. The 1,000,000 Preferred Voting Shares have voting rights equal to 50,000,000 common shares. Percentage of Total Voting Power is calculated based on an aggregate of 89,500,000 (39,500,000 Common + 50,000,000 Preferred Voting Rights) shares issued and outstanding.

2) Edward Heckerson, 3472 Research Pky #104, Colorado Springs CO 80920. This number does not include the 13,000,000 common shares owned by ESE Group, LLC that is owned and controlled by an immediate family member of Mr. Heckerson.

3) MOBO Family Trust, 500 N Rainbow, Suite 300 Las Vegas NV 89107 Lauren Metzger, is the Trustee who exercises the sole voting and dispositive powers with respect to the shares owned and has the ultimate voting control over the shares held this entity.

4) ESE Group, LLC, 120 State Ave. NE, PMB 268, Olympia, WA 98501. Marlena Niemann is the beneficial owner who exercises the sole voting and dispositive powers with respect to the shares owned and has the ultimate voting control over the shares held this entity.

We are not aware of any arrangements that may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the U. S. Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60-days, such as options or warrants to purchase our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Through a Board Resolution, the Company hired the professional services of De Joya Griffith & Company, LLC, an independent registered public accounting firm, to perform audited financials for the Company. De Joya Griffith & Company, LLC own no stock in the Company. The company has no formal contracts with its accountants, as they are paid on a fee for service basis.

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the consolidated financial statements and, accordingly, have not been reflected therein.

The officer/director of the Company is involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

INDEMNIFICATION OF SECURITIES ACT LIABILITIES

Our director and officer is indemnified as provided by the Nevada Revised Statutes and our Bylaws. We have agreed to indemnify our director and officer against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our director, officer and controlling person pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement on Form S-1 under the Securities Act of 1933, as amended, relating to the shares of common stock being offered by this prospectus, and reference is made to such registration statement. This prospectus constitutes the prospectus of IPOWorld filed as part of the registration statement, and it does not contain all information in the registration statement, as certain portions have been omitted in accordance with the rules and regulations of the Securities and Exchange Commission.

We are subject to the informational requirements of the Securities Exchange Act of 1934 which requires us to file reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information may be inspected at public reference facilities of the SEC at 100 F Street N.E., Washington D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 100 F Street N.E., Washington, D.C. 20549 at prescribed rates. Because we file documents electronically with the SEC, you may also obtain this information by visiting the SEC's Internet website at http://www.sec.gov.

The public may read and copy any materials with the Commission at the SEC's Public Reference Room at 100 F Street, NE., Washington, DC 20549, on official business days during the hours of 10 a.m. to 3 p.m. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

We intend to furnish our stockholders with annual reports containing audited financial statements.

FINANCIAL STATEMENTS

IPOWorld

September 30, 2013

(audited)

Page
Year ended September 30, 2013 financials (audited):

Independent Auditor's Report	F-1a
Balance Sheet	F-2a
Statement of Operations	F-3a
Statement of Changes in Stockholders' Equity	F-4a
Statement of Cash Flows	F-5a
Notes to Financials	F-6a

Page
Quarter ended June 30, 2014 financials (unaudited):

Balance Sheet	F-1b
Statement of Operations	F-2b
Statement of Cash Flows	F-3b
Notes to Financials	F-4b

DeJoya Griffith

Certified Public Accountants and Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

IPO World

(FKA General Cleaning & Maintenance)

We have audited the accompanying balance sheets of IPOWorld (fka General Cleaning & Maintenance) (A Development Stage Company) (the “Company”) as of September 30, 2013 and 2012 and the related statements of operations, stockholders’ equity, and cash flows for the years then ended and from inception (April 26, 2010) to September 30, 2013. IPOWorld’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over the financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IPOWorld (Fka General Cleaning & Maintenance) (A Development Stage Company), as of September 30, 2013 and 2012 and the results of its operations and its cash flows for the years then ended and for the period from inception (April 26, 2010) to September 30, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Joya Griffith, LLC

Henderson, Nevada

December 11, 2013

De Joya Griffith, LLC ● 2580 Anthem Village Dr. ● Henderson, NV ● 89052

Telephone (702) 563-1600 ● Facsimile (702) 920-8049

www.dejoyagriffith.com

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Consolidated Balance Sheets

(Audited)

	September 30, 2013	September 30, 2012
ASSETS
Current assets:
Cash	$ -	$ 6,275
Prepaid expense	1,500	-
Total current assets	1,500	6,275

TOTAL ASSETS	$ 1,500	$ 6,275

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expense	$ -	$ 5,250
Total current liabilities	-	5,250

TOTAL LIABILITIES	-	5,250

Stockholders' equity:
Preferred stock, $0.001 par value, 15,000,000	-	-
and nil shares authorized as of 9/30/2013 and
9/30/2012, respectively. Nil and nil shares
issued and outstanding as of 9/30/2013 and
9/30/2012, respectively
Common stock, $0.001 par value, 185,000,000 and	25,000	25,000
75,000,000 shares authorized, 25,000,000
and 25,000,000 shares outstanding as of
9/30/2013 and 9/30/2012, respectively
Additional paid-in capital	21,075	9,000
Deficit accumulated during development stage	(44,575)	(32,975)
Total stockholders' equity	1,500	1,025
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 1,500	$ 6,275

The accompanying notes are an integral part of these consolidated financial statements.

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Consolidated Statements of Operations

(Audited)

	For the year ended September 30, 2013	For the year ended September 30, 2012	From inception (April 26, 2010) to September 30, 2013
Revenue	$-	$-	$-

Expenses:
Auditing fees	11,600	12,950	33,050
General & administrative	-	1,325	1,525
Legal fees	-	-	10,000
Total expenses	11,600	14,275	44,575

Net loss	$ (11,600)	$ (14,275)	$ (44,575)

Weighted average number of common
shares outstanding-basic	25,000,000	24,918,033

Net loss per share-basic	$0.00	$0.00

The accompanying notes are an integral part of these consolidated financial statements.

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Consolidated Statement of Stockholders’ Equity

(Audited)

						Deficit
						Accumulated
						During	Total
	Preferred Stock		Common Stock		Additional Paid-In	Development	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Stage	Equity
Inception, April 26, 2010	-	-	-	-	-	-	-

April 26, 2010, Founders shares issued for cash at $0.001 per share	-	-	20,000,000	20,000	-	-	20,000

Net (loss)	-	-	-	-	-	(200)	(200)

Balance, September 30, 2010	-	-	20,000,000	20,000	-	(200)	19,800

December 2010, Shares issued for cash pursuant to a Regulation S offering	-	-	4,000,000	4,000	-	-	4,000

Net (loss)	-	-	-	-	-	(18,500)	(18,500)

Balance, September 30, 2011	-	-	24,000,000	24,000	-	(18,700)	5,300

October 31, 2011, Shares issued for cash pursuant to a Regulation S offering	-	-	1,000,000	1,000	9,000	-	10,000

Net (loss)	-	-	-	-	-	(14,275)	(14,275)

Balance, September 30, 2012	-	-	25,000,000	$25,000	$9,000	($32,975)	$1,025

December 13, 2012, Contributed capital (cash)	-	-	-	-	4,075	-	4,075

February 4, 2013, Contributed capital (cash)	-	-	-	-	2,000	-	2,000

July 3, 2013, Contributed capital (cash)	-	-	-	-	6,000	-	6,000

Net (loss)	-	-	-	-	-	(11,600)	(11,600)

Balance, September 30, 2013	-	-	25,000,000	$ 25,000	$ 21,075	$ (44,575)	$ 1,500

The accompanying notes are an integral part of these consolidated financial statements.

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Consolidated Statements of Cash Flows

(Audited)

	For the year ended September 30, 2013	For the year ended September 30, 2012	From inception (August 26, 2010) to September 30, 2013
OPERATING ACTIVITIES
Net loss	$ (11,600)	$ (14,275)	$(44,575)
Changes in operating assets and liabilities:

Increase (decrease) in accounts payable	(5,250)	5,250	-
(Increase) in prepaid expense	(1,500)	-	(1,500)
Net cash used by operating activities	(18,350)	(9,025)	(46,075)

FINANCING ACTIVITIES
Sale of common stock	-	10,000	34,000
Contributed capital	12,075	-	12,075
Net cash provided by financing activities	12,075	10,000	46,075

NET INCREASE (DECREASE) IN CASH	(6,275)	975	-
CASH - BEGINNING OF THE PERIOD	6,275	5,300	-
CASH - END OF THE PERIOD	$ -	$ 6,275	$ -

SUPPLEMENTAL DISCLOSURES:
Interest paid	-	-	-
Income taxes paid	-	-	-
Non-cash transactions	-	-	-

The accompanying notes are an integral part of these consolidated financial statements.

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Notes to Consolidated Financial Statements

September 30, 2013

(Audited)

NOTE 1. General Organization and Business

The Company was organized on April 26, 2010 (Date of Inception) under the laws of the State of Nevada, as General Cleaning and Maintenance. The Company is a Development Stage Company as by FASB ASC 915 "Development Stage Entities". n February 13, 2013, the Company changed its name from General Cleaning and Maintenance to IPOWorld. Concurrently, it also increased its authorized shares of common stock from 75,000,000 to 185,000,000 shares of common stock, par value $0.001, and added the authorization for up to 15,000,000 shares of preferred stock, par value $0.001. On February 13, 2013, the Company underwent a change of control of ownership. The Company’s sole officer and director entered into a Share Purchase Agreement, whereby she sold 20,000,000 common shares of the Registrant’s 25,000,000 issued and outstanding common shares to Glob AG, a Swiss company. Glob AG is beneficially owned by Theo Baldi, a Swiss citizen. Concurrently, with the closing of the Share Purchase Agreement, Rocio Corral resigned as an officer and director of the Registrant. Prior to her resignation, the Board of Directors added Theo Baldi as a director of the Registrant. The Board also appointed Theo Baldi as Chairman and CEO.

On or about March 12, 2013, the Company formed a subsidiary named ZiiPay, Inc. ZiiPay, Inc. was incorporated in the State of Nevada. As of September 30, 2013, ZiiPay Inc. had no operations to report.

NOTE 2. Summary of Significant Accounting Policies

Basis of Accounting

The basis is United States generally accepted accounting principles.

Earnings per Share

The basic earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the weighted average number of common shares issued and outstanding during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Notes to Consolidated Financial Statements

September 30, 2013

(Audited)

Fair Value of Financial Instruments

The Company measures fair value based on the prices that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on a three tier hierarchy that prioritizes the inputs used to measure fair value, using quoted prices in active markets for identical assets (Level 1); significant other observable inputs (Level 2); and significant unobservable inputs (Level 3).

Accounts payable are reported at their historical carrying values, which approximate their fair values based on their short-term nature.

The fair value measurements of the Company’s financial instruments at September 30, 2013 and 2012 were as follows:

	Level 1	Level 2	Level 3
September 30, 2013
Cash and cash equivalents	$ -	-	-

September 30, 2012
Cash and cash equivalents	$ 6,275	-	-

Revenue recognition

We recognize revenue when all of the following conditions are satisfied: (1) there is a persuasive evidence of an arrangement; (2) the product or service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

The Company will record revenue when it is realizable and earned and the services have been rendered to the customers. The Company did not realize any revenues from Inception on April 26, 2010 through September 30, 2013.

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Notes to Financial Statements

September 30, 2013

(Audited)

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the consolidated financial statements.

Year-end

The Company has selected September 30 as its year-end.

Advertising

Advertising is expensed when incurred. There has been no advertising during the period.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. - Going concern

The Company's consolidated financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations and it has not generated any revenues. In order to obtain the necessary capital, the Company is seeking equity and/or debt financing. There are no assurances that the Company will be successful, without sufficient financing it would be unlikely for the Company to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from the outcome of this uncertainty.

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Notes to Consolidated Financial Statements

September 30, 2013

(Audited)

NOTE 4. - Stockholders' Equity and Contributed Capital

The Company is authorized to issue 15,000,000 preferred shares at par value $0.001 and 185,000,000 common shares at par value $0.001 The company on February 13, 2013 increased the authorized stock of the company from 75,000,000 shares to 185,000,000 common shares at par value $0.001 and 15,000,000 preferred shares at par value $0.001 for total authorized shares of 200,000,000.

On April 26, 2010, the Company's founder purchased 20,000,000 shares of the Company's $0.001 par value common stock in exchange for cash of $20,000.

In December 2010, the Company sold 4,000,000 shares of its $0.001 par value stock in exchange for cash of $4,000 pursuant to a Regulation S offering.

On October 31, 2011, the Company sold 1,000,000 shares of its $0.001 par value stock in exchange for cash of $10,000 pursuant to a Regulation S offering.

On December 13, 2012, an officer of the company contributed capital of $4,075 to pay for audit fees.

On February 4, 2013, an officer of the company contributed capital of $2,000 to pay for audit fees.

On July 3, 2013, an officer of the company contributed capital of $6,000 to pay for audit fees.

There have been no issuances of stock options or warrants.

NOTE 5. Related Party Transactions

On April 26, 2010, the Company's founder purchased 20,000,000 shares of the Company's $0.001 par value common stock in exchange for cash of $20,000.

On December 13, 2012, an officer of the company contributed capital of $4,075 to pay for audit fees.

On February 4, 2013, an officer of the company contributed capital of $2,000 to pay for audit fees.

On July 3, 2013, an officer of the company contributed capital of $6,000 to pay for audit fees.

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Notes to Consolidated Financial Statements

September 30, 2013

(Audited)

NOTE 5. Related Party Transactions (Continued)

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the consolidated financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 6. Provision for Income Taxes

The Company accounts for income taxes under FASB Accounting Standard Codification ASC 740 "Income Taxes". ASC 740 requires use of the liability method. ASC 740 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

As of September 30, 2013, the Company had net loss carry forwards of $44,575 that may be available to reduce future years' taxable income through 2013. Future tax benefits which may arise as a result of these losses have not been recognized in these consolidated financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards. Net loss carry forwards will begin to expire in 2030.

Components of net deferred tax assets, including a valuation allowance, are as follows at September 30, 2013 and 2012:

	2013	2012
Deferred tax assets:
Net operating loss carry forward	$ 44,575	$ 32,975

Total deferred tax assets	15,601	11,541
Less: valuation allowance	(15,601)	(11,541)
Net deferred tax assets	$ -	$ -

IPOWorld

(formerly General Cleaning and Maintenance)

(A Development Stage Company)

Notes to Consolidated Financial Statements

September 30, 2013

(Audited)

The valuation allowance for deferred tax assets as of September 30, 2013 was $(15,601), as compared to $(11,541) as of September 30, 2012. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of September 30, 2013.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

U.S federal statutory rate (35.0%)

Valuation reserve 35.0%

Total -%

NOTE 7. Operating Leases and Other Commitments

The Company has no lease or other obligations.

NOTE 8. Recent Accounting Pronouncements

The Company's management has evaluated all the recently issued accounting pronouncements through the filing date of these financial statements and does not believe that any of these pronouncements will have a material impact on the Company's consolidated financial position and results of operations.

NOTE 9 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events from September 30, 2013 through the date the financial statements are issued, and has determined that no such events have occurred.

IPOWorld

(A Development Stage Company)

Consolidated Balance Sheets

(Unaudited)

	June 30, 2014	September 30, 2013
ASSETS
Current assets:
Prepaid expense	$ -	$ 1,500
Total current assets	-	1,500

TOTAL ASSETS	$ -	$ 1,500

STOCKHOLDERS' EQUITY

Stockholders' equity:
Preferred stock, $0.001 par value, 15,000,000	-	-
and 15,000,000 shares authorized, respectively.
Nil and nil shares issued and outstanding as
of 6/30/2014 and 9/30/2013, respectively
Common stock, $0.001 par value, 185,000,000 shares	25,000	25,000
authorized, 25,000,000 and 25,000,000 shares issued
and outstanding as of 6/30/2014 and 9/30/2013,
Respectively
Additional paid-in capital	27,575	21,075
Deficit accumulated during development stage	(52,575)	(44,575)
TOTAL STOCKHOLDERS' EQUITY	$ -	$ 1,500

The accompanying notes are an integral part of these consolidated financial statements.

F-1b

IPOWorld

(A Development Stage Company)

Consolidated Statements of Operations

(Unaudited)

	For the three months ended June 30, 2014	For the three months ended June 30, 2013	For the nine months ended June 30, 2014	For the nine months ended June 30, 2013	From inception (April 26, 2010) to June 30, 2014
Revenue	$ -	$ -	$ -	$ -	$ -

Expenses:
Auditing fees	1,750	2,750	8,000	9,100	41,050
General & administrative	-	-	-	-	1,525
Legal fees	-	-	-	-	10,000
Total expenses	1,750	2,750	8,000	9,100	52,575

Net loss	$ (1,750)	$ (2,750)	$ (8,000)	$ (9,100)	$ (52,575)

Weighted average number of common shares outstanding- basic	25,000,000	25,000,000	25,000,000	25,000,000

Net loss per share- basic	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)

The accompanying notes are an integral part of these consolidated financial statements.

F-2b

IPOWorld

(A Development Stage Company)

Consolidated Statements of Cash Flows

(Unaudited)

	For the nine months ended June 30, 2014	For the nine months ended June 30, 2013	From inception (August 26, 2010) to June 30, 2014
OPERATING ACTIVITIES
Net loss	$ (8,000)	$ (9,100)	$ (52,575)
Changes in operating assets and liabilities:
used by operating activities:
Decrease in accounts payable	-	(3,250)	-
Decrease in prepaid expense	1,500	-	-
Net cash used by operating activities	(6,500)	(12,350)	(52,575)

FINANCING ACTIVITIES
Sale of common stock	-	-	34,000
Contributed capital	6,500	6,075	18,575
Net cash provided by financing activities	6,500	6,075	52,575

NET DECREASE IN CASH	-	(6,275)	-
CASH - BEGINNING OF THE PERIOD	-	6,275	-
CASH - END OF THE PERIOD	$ -	$ -	$ -

SUPPLEMENTAL DISCLOSURES:
Interest paid	$ -	$ -	$ -
Income taxes paid	$ -	$ -	$ -
Non-cash transactions	$ -	$ -	$ -

The accompanying notes are an integral part of these consolidated financial statements.

F-3b

IPOWorld

(A Development Stage Company)

Notes to Consolidated Financial Statements

June 30, 2014

(Unaudited)

NOTE 1. - FINANCIAL STATEMENTS

On February 13, 2013, the Company changed its name from General Cleaning and Maintenance to IPOWorld. Concurrently, it also increased its authorized shares of common stock from 75,000,000 to 185,000,000 shares of common stock, par value $0.001, and added the authorization for up to 15,000,000 shares of preferred stock, par value $0.001.

The accompanying consolidated financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at June 30, 2014 and for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and notes thereto included in the Company's September 30, 2013 audited consolidated financial statements filed therewith along with the Form 10-K Annual Report. Operating results for the nine months ended June 30, 2014 are not necessarily indicative of the results that may be expected for the year ending September 30, 2014. The Company is a development stage company, as defined in FASB ASC 915 "Development Stage Entities."

On February 13, 2013, the Company underwent a change of control of ownership. Ms. Rocio Corral, sole officer and director of the Company, entered into a Share Purchase Agreement, whereby she sold 20,000,000 common shares of the Registrant’s 25,000,000 issued and outstanding common shares to Glob AG, a Swiss company. Glob AG is beneficially owned by Theo Baldi, a Swiss citizen. Concurrently, with the closing of the Share Purchase Agreement, Rocio Corral resigned as an officer and director of the Registrant. Prior to her resignation, the Board of Directors added Theo Baldi as a director of the Registrant. The Board also appointed Theo Baldi as Chairman and CEO.

F-4b

IPOWorld

(A Development Stage Company)

Notes to Financial Statements

June 30, 2014

(Unaudited)

On or about March 12, 2013, the Company formed a subsidiary named ZiiPay, Inc. ZiiPay, Inc. was incorporated in the State of Nevada. As of June 30, 2014, ZiiPay Inc. had no operations to report.

On February 15, 2014, IPO World (the “Company” or the “Registrant”) accepted the resignation of Mr. Theo Baldi, in his position as Director Chief Executive Officer of the Corporation. Mr. Baldi desires to pursue other interests and does not have any disagreements with the Corporation on any matter relating to its operations, policies or practices.

On February 15, 2014, Mr. Edward Heckerson became Corporate Secretary. He will hold this position until his successor shall be appointed and shall qualify or until the earlier of his death, resignation or removal in the manner provided for in the By-laws of the Corporation. With the departure of Mr. Baldi, Mr. Heckerson, will hold the post as acting Principal Executive Officer and as acting Principal Accounting Officer. He will be responsible for the certification of the Company's financials. This newly appointed officer serves at the pleasure of the Board, he will hold his position(s) until his successor shall be appointed and shall qualify or until the earlier of his death, resignation or removal in the manner provided for in the By-laws of the Corporation.

NOTE 2. - GOING CONCERN

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has an accumulated deficit since inception of $52,575. The Company has not generated any revenues to date, and its ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations. Management plans to raise equity capital to finance the operating and capital requirements of the Company. Amounts raised will be used for further development of the Company's products, to provide financing for marketing and promotion and for other working capital purposes. While the Company is putting forth its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

F-5b

IPOWorld

(A Development Stage Company)

Notes to Financial Statements

June 30, 2014

(Unaudited)

NOTE 3. - SIGNIFICANT ACCOUNTING POLICIES

The relevant accounting policies are listed below.

Basis of Accounting

The basis is United States generally accepted accounting principles.

Principles of Consolidation

The consolidated financial statements include the accounts and operations of IPOWorld and its wholly owned subsidiary, ZiiPay, Inc. As of June 30, 2014, ZiiPay Inc. had no operations to report.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less at the date of purchase to be cash and cash equivalents.

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

Earnings (Loss) Per Share Calculations

The Company follows ASC Topic 260 to account for the earnings (loss) per share. Basic earnings (loss) per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

F-6b

IPOWorld

(A Development Stage Company)

Notes to Financial Statements

June 30, 2014

(Unaudited)

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2014 and 2013. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market. Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

Level 3: If inputs from levels 1 and 2 are not available, FASB acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Advertising

Advertising costs are expensed when incurred. The Company has not incurred any advertising expenses since inception.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

F-7b

IPOWorld

(A Development Stage Company)

Notes to Financial Statements

June 30, 2014

(Unaudited)

Year end

The Company's fiscal year-end is September 30.

Recent Accounting Pronouncements

The Company's management has evaluated all the recently issued accounting pronouncements through the filing date of these financial statements and does not believe that any of these pronouncements will have a material impact on the Company's financial position and results of operations.

NOTE 4. - STOCKHOLDERS' EQUITY

On February 13, 2013, the Company increased its total authorized shares from 75,000,000 to 200,000,000.

The Company is authorized to issue 15,000,000 shares of its $0.001 par value preferred stock. There are currently no preferred shares issued and outstanding.

The Company is authorized to issue 185,000,000 shares of its $0.001 par value common stock.

On April 26, 2010, the Company's founder purchased 20,000,000 shares of the Company's $0.001 par value common stock in exchange for cash of $20,000.

In December 2010, the Company completed a Regulation S offering in which it sold 4,000,000 shares of the Company's $0.001 par value common stock in exchange for cash of $4,000.

In October 2011, the Company completed a Regulation S offering in which it sold 1,000,000 shares of the Company's $0.001 par value common stock in exchange for cash of $10,000.

There have been no other issuances of common stock.

On December 13, 2012, a director of the Company contributed capital of $4,075 for audit fees.

On February 4, 2013, a director of the Company contributed capital of $2,000 for review fees.

On July 3, 2013, a director of the Company contributed capital of $6,000 for review and audit fees.

On November 4, 2013, a director of the Company contributed capital of $3,000 for audit fees.

On February 18, 2014, a director of the Company contributed capital of $1,750 for review fees.

On May 12, 2014, a director of the Company contributed capital of $1,750 for review fees.

F-8b

IPOWorld

(A Development Stage Company)

Notes to Financial Statements

June 30, 2014

(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS

On April 26, 2010, the Company's founder purchased 20,000,000 shares of the Company's $0.001 par value common stock in exchange for cash of $20,000.

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 6 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events from June 30, 2014 through the date the financial statements are issued, and has determined that no such events have occurred.

F-9b

Item 8.01 - Other Events.

Concurrently, with the change of control of new management, the Registrant has changed its principal executive offices to 3472 Research Pkwy #104, Colorado Springs CO 80920 from: Balgriststrasse 106a, 8008 Zürich, Switzerland.

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

			Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
3.3	Articles of Designation of Preferred Voting Stock, dated October 17, 2014		8-K		3.3	10/22/2014
10.1	Convertible Note between IPOWorld and Lakeview Media, dated September 30, 2014	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IPOWorld Registrant

Date: October 30, 2014	/s/ Edward Heckerson
Name: Edward Heckerson Corporate Secretary
Acting Principal Executive Officer Acting Principal Accounting Officer